 Supplement Dated November 8, 2021
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln VULONE 2021

Lincoln Life Flexible Premium Variable Life Account R

Lincoln SVULONE 2021

This Supplement outlines changes to the Death Benefits section that will take effect on November 15, 2021. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Please refer to the May 1, 2021 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.

This Supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Glossary, as amended by this Supplement.

The prospectus is being amended as follows:

Death Benefit

The following sentence is added to the end of the “Changes to the Initial Specified Amount and Death Benefit Options” paragraph. Refer to this section of your prospectus for more information.

Note: Increases in Specified Amount are not permitted in Virginia.

Please retain this Supplement for future reference.